                                  [HSBC LOGO]

Ref:    COMMERCIAL BANKING - DIVISION E

CONFIDENTIAL

Concord Camera HK Ltd
14/F Fortei Building
98 Texaco Road
Tsuen Wan
NEW TERRITORIES                                                     31 July 2000

Attn: Mr Harlan Press/ Mr Paul Wong


Dear Sirs

BANKING FACILITIES
A/C NO. 500-166012-001

With reference to our recent discussion, we are pleased to advise that we have reviewed your banking facilities and offer a renewal within the following revised limits subject to review at any time and, in any event by 31 May 2001, and also subject to our overriding right of withdrawal and repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

                                New                     Previously
                                ---                     ----------

Import Facilities               HKD85,000,000.-         HKD43,000,000.-
-----------------

Documentary Credit to your suppliers and Import Loan Facilities in either HK Dollars or Foreign Currency for up to 90 days, less any usance/credit periods granted by your suppliers

within which                   (HKD85,000,000.-)       (HKD43,000,000.-)
------------

Goods under your control and/or Trust Receipts.

Packing Credit                  HKD20,000,000.-         HKD20,000,000.-
--------------

Up to 70% of valid export Documentary Credits in your favour deposited with us for up to 75 days before shipment date.

Interest on your import loans and packing credit loans will be charged at the following rates:

HKD                 :    1.75% over HIBOR (presently at 1.75% and 2% over our
                         best lending rate on import loans and packing credit loans respectively)

Foreign currency    :    1.75% over SIBOR or 1% below our standard Trade
                         Finance Rates as published by us (presently at our standard Trade Finance Rates)

Interest at the above mentioned rates over HIBOR (Hong Kong Interbank Money Market Offer Rate) and SIBOR (Singapore Interbank Money Market Offer Rate) are subject to fluctuation at our discretion and payable monthly in arrears to the debit of your current account.



                                                                           .../2
The Hongkong and Shanghai Banking Corporation Limited
Hong Kong Main Office: l Queen's Road Central, Hong Kong
Tel: 2822 1111 Fax:
Tix: 73205 HSBC HX Tgms: Hongbank Hongkong                        Page ___ / ___

                                  [HSBC LOGO]


                                     - 2 -


Concord Camera HK Ltd                                               31 July 2000
--------------------------------------------------------------------------------

                               New                      Previously
                               ---                      ----------

Export OBN Facility            Nil                      HKD20,000,000.-
-------------------

This facility was previously available for our advance against export bills drawn under documentary credits of which the negotiation/payment is restricted to other banker or person other than our Bank. Advance against restricted documentary credits may not be protected by UCP500 and the Bank relies amongst others comfort that payment of export documents will be received from the DC issuing bank. In order to facilitate our future processing of these bills from your company, we hereby enclose for your completion and return an "Assignment of DC Proceeds" Form together with a sample board resolution. Upon receipt, we shall arrange for a registration at the Companies Registry with relative charges for your account.

Foreign Exchange Limit         HKD15,000,000.-          Nil
----------------------

For booking foreign exchange contracts up to this limit in aggregate, with individual contracts for periods of up to a maximum of three months forward.

Contracts may only be entered into to cover trade related exchange exposure incurred in the normal course of business.

Foreign Exchange facility remains subject to our overriding right to call for cash cover on demand if in the Bank's view a negative foreign exchange position requires such cover. Further, the Bank may, after having discussed the position with yourselves, close out any or all of your outstanding forward foreign exchange contracts and demand settlement of the balance due.

Foreign exchange contracts will be governed by the conditions appearing on the reverse of the standard contract form. These contract forms should be checked upon receipt and the copy signed and returned to the Bank.

In respect of any foreign exchange contract, you will be required to (and you hereby undertake to) deliver the full amount specified in such contract on the delivery date. We shall not be obliged to deliver any amount due from us on the said delivery date in respect of such contract or at any other time unless and until we have received the full amount specified in such contract from you and may at our option set-off any undelivered balance for your account in respect of such contract at the rate applicable at the time of set-off.

Security
--------

As security, we shall continue to hold:-

1) A Letter of Awareness from Concord Camera Corp dated 24 August 1998 together with a Certificate of Assistant Secretary dated 3 September 1998.



                                                                           .../3

                                  [HSBC LOGO]


                                     - 3 -


Concord Camera HK Ltd                                               31 July 2000
--------------------------------------------------------------------------------

2) A Letter of Undertaking from your company together with a Board Resolution both dated 24 August 1998 undertaking:

     (a) to direct to us bills business of not less than HKD100,000,000.- on an annual basis;

     (b) to maintain the tangible net worth of your company above HKD110,000,000.- at all times;

     (c) to maintain the net gearing ratio (after netting cash balance) of your company below 45% at all times;

     (d) not to declare dividends of more than 50% of recurrent net profit in any financial year.

3) A Letter of Undertaking dated 20 July 1999 from your company together with a Board Resolution dated 19 July 1999 undertaking to direct to us all I/E bills business of your company

4) A Corporate Guarantee for USD4,200,000.- from Concord Camera Corp with Board Resolution both dated 19 August 1999.

5) A Corporate Guarantee for USD4,000,000.- from Concord Camera Corp with Board Resolution and Certificate of Incumbency all dated 11 November 1999.

As additional security for the revised facilities, we shall require:-

- a new Corporate Guarantee for USD5,500,000.- from Concord Camera Corp together with i) a certified copy of a Board Resolution, signed sealed by the Secretary or Assistant Secretary of Concord Camera Corp authorising a named person to execute the guarantee; ii) a Certificate of Incumbency signed sealed by the Secretary or Assistant Secretary identifying the individual authorized to issue the guarantee. We enclose our form of guarantee for your completion and return.

- a Letter of Undertaking from your company together with a certified copy of a Board Resolution undertaking to maintain a tangible net worth of not less than HKD250,000,000.-.

As agreed, we shall arrange to release an "all monies" legal charge over the property at 14/F, Workshop of Mappin House, 98 Texaco Road and 57A Wang Wo Tsai Street, Tsuen Wan, New Territories, with Concord Camera HK Ltd as the mortgagor (the 'Mortgagor'). We shall instruct our solicitors, Messrs Johnson Stokes and Master to prepare the necessary documentation. Please note that all costs and expenses (including legal fees) incurred by us in connection with the extension of these facilities and any matters arising are to be reimbursed by you on demand.

A review fee of HKD105,000.- will be charged to the debit of your current account upon your acceptance of this facility letter.



                                                                           .../4

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                                     - 4 -


Concord Camera HK Ltd                                               31 July 2000
--------------------------------------------------------------------------------

These facilities will remain open for acceptance until the close of business on 21 August 2000 and if not accepted by that date will be deemed to have lapsed.

Please note that Section 83 of the Banking Ordinance has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In acknowledging this Facility Letter you should advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that you are not so related. We would also ask, should you become so related subsequent to acknowledging this Facility Letter, that you immediately advise us in writing.

Please arrange for the authorised signatories of your company in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your understanding and acceptance of the foregoing arrangement.

Please note that this letter supersedes our letter of 29 June 2000 which is now considered null and void.

We are pleased to be of continued assistance.

Yours faithfully

                                               For and on behalf of
                                               CONCORD CAMERA HK LIMITED

/s/ Sunny Poon                                 /s/ Harlan I. Press /s/ Paul Wong
--------------------------                     ---------------------------------
SUNNY POON
Relationship Manager
mm
Encl

                                  [HSBC LOGO]


Ref:

Concord Camera HK Ltd
14/F Concord Technology Centre
98 Texaco Road
Tsuen Wan
New Territories                                                    7 August 2000


Attn: Mr. Paul Wong
-------------------

Dear Sir

FACTORING SERVICES

With reference to our recent discussions, we are pleased to advise that we have reviewed and renewed your factoring facilities as follows. The facilities are subject to review at any time and, in any event by 31 July 2001.

SERVICES
--------
Export/Domestic Recourse Undisclosed Factoring Facility

SALES LEDGER ADMINISTRATION
---------------------------
Our services will provide your company with monthly statements of the receivables purchased, the payments received and the aged debt analysis of your customers.

FUNDS-IN-USE LIMIT                                      USD18,000,000.-
------------------

CONCENTRATI0N PERCENTAGE
------------------------
Concentration percentage is continued to be replaced by setting Debtor Funding Sub-limits as follows:-

        Debtor Name                                     Funding sub-limit
        -----------                                     -----------------
        Agfa Gevaert AG                                 USD4,000,000.-
        Ferrania SPA                                    USD1,300,000.-
        Ferrania Imaging Technologies                   USD5,100,000.-
        HP Financial Services Center                    USD6,000,000.-
        Konica Corporation                              USD4,000,000.-
        Polaroid Corporation                            USD8,500,000.-
        Nippon Polaroid Kabushiki Ka                    USD  500,000.-
        Mattel Vendor Operations Asia Ltd               USD1,600,000.-
        Boots (Retail Buying) Ltd                       USD3,200,000.-
        Kodak Far East Ltd                              USD9,000,000.-



                                                                           .../2
The Hongkong and Shanghai Banking Corporation Limited
Factoring Services Division:
Level 19, l Queen's Road Central, Hong Kong
Tel: 2822 2911 Fax: (852) 2537 7196
Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong                 Page ___ / ___

                                  [HSBC LOGO]

Ref:


                                     - 2 -


Concord Camera Hong Kong Ltd
--------------------------------------------------------------------------------

DISCOUNTING CHARGE
------------------
Discounting Charge will be reduced from 0.5% to 1% below our Trade Finance Rate (subject to fluctuation at our discretion).

SERVICE CHARGE
--------------
Service Charge will be reduced from 0.1% to 0.065%, but subject to a minimum annual commission of USD52,000.- (for the period from 1 August 2000 to 31 July
2001). The deficit of the minimum annual commission is to be debited to your current account on 31 July 2001.

PREPAYMENT PERCENTAGE
---------------------
Prepayment Percentage will continue to be set at 80%.

TERMS OF PAYMENT
----------------
Up to 90 days for payment under a Contract of Sale and as to any discount, allowance or credit due or allowable to your Customer.

CONDITIONS OF OFFER
-------------------
1) We continue to hold the Factoring Agreement under seal dated 8 September 1999 supported by board resolution.

2) We continue to hold the Corporate Guarantee for USD18,000,000,- dated 29 September 1999 from Concord Camera Corporation, USA together with:

     (i) a certified copy of a Board Resolution, signed sealed by the Secretary or Assistant Secretary of Concord Camera Corporation USA;

     (ii) a Certificate of Incumbency signed sealed by the Secretary or Assistant Secretary

OPERATIONAL REQUIREMENTS
------------------------
a)   Invoices dated 60 days after due date are to be disapproved for funding.
b) Blank-dated notification letters addressed to your customers are to be held by us.
c) All remittances/payments of your customers in respect of debts that we will factor are to be credited to our designated account. Procedures and documentation relating to this requirement will be dealt with on opening of this account.
d) We will conduct an audit at your office on a quarterly basis to check and verify accounts, and records relating to the factored sales.
e)   A minimum of USD80 million invoice turnover to be assigned to us.



                                                                           .../3
The Hongkong and Shanghai Banking Corporation Limited
Factoring Services Division:
Level 19, l Queen's Road Central, Hong Kong
Tel: 2822 2911 Fax: (852) 2537 7196
Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong                 Page ___ / ___

                                  [HSBC LOGO]

Ref:


                                     - 3 -


Concord Camera Hong Kong Ltd
--------------------------------------------------------------------------------

All other terms and conditions as stated in our Factoring Agreement dated 8 September 1999 remain unchanged.

These facilities will remain open for acceptance until the close of business on 28 August 2000 and if not accepted by that date will be deemed to have lapsed.

Please arrange for the authorised signatories of your company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your confirmation as to the correctness of the security held, and your understanding and acceptance of the foregoing.

SECTION 83 OF THE BANKING ORDINANCE
-----------------------------------
Please note that Section 83 of the Banking Ordinance has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In acknowledging this Facility Letter you should advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that you are not so related. We would also ask, should you become so related subsequent to acknowledging this Facility Letter, that you immediately advise us in writing.

We are pleased to be of continued assistance.

Yours faithfully

/s/ Roderick K L Ching                  For and On behalf of
--------------------------------        CONCORD CAMERA HK LIMITED
Roderick K L Ching
Relationship Manager                    /s/ Harlan I. Press   /s/ Paul Wong
Enc                                     ----------------------------------------



The Hongkong and Shanghai Banking Corporation Limited
Factoring Services Division:
Level 19, l Queen's Road Central, Hong Kong
Tel: 2822 2911 Fax: (852) 2537 7196
Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong                 Page ___ / ___

                                  [HSBC LOGO]

Ref:

Concord Camera Hong Kong Ltd
14/F Fortei Building
98 Texaco Road
Tsuen Wan
New Territories                                                 8 September 1999

Attn: Mr Paul Wong
------------------

Dear Sir

FACTORING SERVICES
------------------

This letter supersedes our previous letter of 23 August 1999.

With reference to our recent discussions, we are pleased to confirm our agreement to grant your company factoring facilities. The facilities will be made available on the specific terms contained in the Factoring Agreement and the covering schedule of the Factoring Agreement enclosed in duplicate.

SERVICES
--------
Export/Domestic Recourse Undisclosed Factoring Facility

SALES LEDGER ADMINISTRATION
---------------------------
Our services will provide your company with monthly statements of the receivables purchased, the payments received and the aged debt analysis of your customers.

Prior to the commencement of the agreement our staff will work closely with you to establish collection procedures and ensure the efficient takeover of your outstanding sales ledger.

CONDITIONS OF OFFER
-------------------

1) Execution of the enclosed Factoring Agreement by your company under seal supported by a certified board resolution authorising the execution of the Factoring Agreement.

2) A Corporate Guarantee for USD18,000,000.- from Concord Camera Corporation, USA together with

     (i) a certified copy of a Board Resolution, signed sealed by the Secretary or Assistant Secretary of Concord Camera Corporation USA authorised a named person to execute the guarantee;

     (ii) a Certificate of Incumbency signed sealed by the Secretary or Assistant Secretary identifying the individual authorised to issue the guarantee; and

     (iii) a Counsel Opinion in the form substantially similar to that attached.

3)   Invoices 60 days after due date are to be disapproved for funding.



                                                                           .../2
The Hongkong and Shanghai Banking Corporation Limited
Factoring Services Division:
Level 19, l Queen's Road Central, Hong Kong
Tel: 2822 2911 Fax: (852) 2537 7196
Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong                 Page ___ / ___

                                  [HSBC LOGO]


                                     - 2 -


Concord Camera Hong Kong Ltd
--------------------------------------------------------------------------------

CONDITIONS OF OFFER (Cont'd)
-------------------
4) Blank-dated notification letters addressed to your customers are to be held by us.
5)   Debtor Funding Sub-limits are to be set as follows: -

        Debtor Name                                     Funding sub-limit
        -----------                                     -----------------
        Agfa-Gevaert AG, Germany                        USD4,000,000.-
        Boots (Retail Buying) Ltd                       USD3,200,000.-
        Imation Corporation, USA & Italy                USD6,400,000.-
        Kodak Far East Purchasing Co, Inc               USD9,000,000.-
        Konica                                          USD4,000,000.-
        Mattel Vendor Operations Asia Ltd               USD1,600,000.-
        Polaroid Corporation, USA                       USD9,000,000.-
        Tomahawk (Hewlett Packard)                      USD6,000,000.-

OPERATIONAL REQUIREMENTS
------------------------
a)   Completion of the enclosed Bank Mandate.

b)   Completion of the enclosed Authorised Signatory Form.

c)   Completion of the enclosed Letter of Indemnity.

d) Satisfactory termination of existing factoring arrangement with East Asia Heller Ltd.

e) All remittances/payments of your customers in respect of debts that we will factor are to be credited to our designated account. Procedures and documentation relating to this requirement will be dealt with on opening of this account.

f) We will conduct an audit at your office on a quarterly basis to check and verify accounts, and records relating to the factored sales.

g)   Ageing and monthly control to be submitted before 10th of each month.

These facilities will remain open for acceptance until the close of business on 29 September 1999 and if not accepted by that date will be deemed to have lapsed.

Please arrange for the authorised signatories of your company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter. Additionally please arrange for the delivery to us of the documents referred to in items 1) and 2) under the above heading Conditions of Offer and items a), b), c) and d) under the above heading Operational Requirements.



                                                                           .../3

                                  [HSBC LOGO]


                                     - 3 -


Concord Camera Hong Kong Ltd
--------------------------------------------------------------------------------

SECTION 83 OF THE BANKING ORDINANCE
-----------------------------------
Please note that Section 83 of the Banking Ordinance has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In acknowledging this Facility Letter you should advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that you are not so related. We would also ask, should you become so related subsequent to acknowledging this Facility Letter, that you immediately advise us in writing.

We look forward to the development of a mutually beneficial relationship,

Yours faithfully

/s/ Philip Cheng                                For and On behalf of
--------------------------------                CONCORD CAMERA HK LIMITED
Philip Cheng
Manager Factoring Services                      /s/ Brian King  /s/ Paul Wong
Enc                                             --------------------------------

/yy

HSBC                                      [LOGO]

Ref: COMMERCIAL BANKING - DIVISION E

CONFIDENTIAL

Concord Camera HK Ltd
14/F Fortei Building
98 Texaco Road
Tsuen Wan
NEW TERRITORIES                                                  1 November 1999

Attn: Mr. Harlan Press/ Mr. Paul Wong


Dear Sirs

BANKING FACILITIES
A/C NO. 500-166012-001

With reference to our recent discussion, we are pleased to confirm our agreement to revision of the undermentioned banking facilities to your company. The revised facilities are subject to review at any time and, in any event by 31 March 2000, and also subject to our overriding right of withdrawal and repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.


                                                         New                Previously
                                                         ---                ----------
Import Facilities                                        HKD43,000,000.-    HKD22,700,000.-

Documentary Credit to your suppliers and Import Loan Facilities in either HK Dollars or Foreign Currency for up to 90 days, less any usance/credit periods granted by your suppliers within which

Goods under your control and/or                         (HKD43,000,000.-)  (HKD22,700,000.-)
Trust Receipts

Packing Credit

Up to 70% of valid export Documentary                    HKD20,000,000.-    HKD10,000,000.-
Credits in your favour deposited with us
for up to 75 days before shipment date

Export Facility

Advance against restricted Documentary                   HKD20,000,000.-    HKD10,000,000.-
Credits approved by us (OBN Advance)


The Hongkong and Shanghai Banking Corporation Limited
Hong Kong Main Office: 1 Queen's Road Central, Hong Kong
Tel: 2822 1111 Fax:
Tix: 73205 HSBC HX Tgms: Hongbank Hongkong

HSBC            [LOGO]
Concord Camera HK Ltd                                            1 November 1999
--------------------------------------------------------------------------------

Interest on your HKD import loans and packing credit loans will continue to be charged on a daily basis respectively at 1.75% and 2% per annum over our best lending rate, (currently 8.5% per annum, but subject to fluctuation at our discretion) and payable monthly in arrears to the debit of your current account.

Interest on foreign currency import loans will continue to be charged on a daily basis at the prevailing interest rates, published by us as Trade Finance Rates, subject to fluctuation at our discretion and payable monthly in arrears to the debit of your current account.

As additional security for the revised facilities, we shall require a new Corporate Guarantee for USD4,000,000,- from Concord Camera Corp. together with
i) a certified copy of a Board Resolution, signed sealed by the Secretary or Assistant Secretary of Concord Camera Corp. authorising a named person to execute the guarantee; ii) a Certificate of Incumbency signed sealed by the Secretary or Assistant Secretary identifying the individual authorized to issue the guarantee. We enclose our form of guarantee for your completion and return.

An arrangement Fee of HKD75,750.- will be charged to the debit of your current account upon your acceptance of this facility letter.

Apart from the foregoing, all other terms and conditions as stipulated in our facility letters of 30 April 1999, 17 June 1999 and 26 July 1999 remain unchanged.

These facilities will remain open for acceptance until the close of business on 22 November 1999 and if not accepted by that date will be deemed to have lapsed.

Please arrange for the authorized signatories of your company in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your understanding and acceptance of the foregoing arrangement.

We are pleased to be of continued assistance.

Yours faithfully

/s/ Sunny Poon                          For and On Behalf of
------------------------                CONCORD CAMERA HK LIMITED
SUNNY POON
Relationship Manager                    /s/ Brian King      /s/ Paul Wong
mm                                      ----------------------------------------
Encl

HongkongBank                                                            [LOGO]
The Hongkong and Shanghai Banking Corporation Limited
Hong Kong Main Office: 1 Queen's Road Central, Hong Kong

Ref:  COMMERCIAL BANKING - DIVISION E

CONFIDENTIAL

Concord Camera HK Ltd
14/F Fortei Building
98 Texaco Road
Tsuen Wan
NEW TERRITORIES                                                    30 April 1999

Attn: Mr. Harlan Press/Mr. Paul Wong



Dear Sirs

BANKING FACILITIES
A/C NO. 500-166012-001

With reference to our recent discussion, we are pleased to advise that we have reviewed your banking facilities and offer a renewal within the following revised limits subject to review at any time and, in any event by 31 March 2000, and also subject to our overriding right of withdrawal and repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

                                           New                   Previously
                                           ---                   ----------

Import Facilities
-----------------

Documentary Credit to your suppliers and   HKD14,000,000.-      HKD14,000,000.-
Import Loan Facilities in either HK
Dollars or Foreign Currency for up to
90 days, less any usance/credit periods
granted by your suppliers


within which
------------

Goods under your control and/or            (HKD14,000,000.-)   (HKD14,000,000.-)
Trust Receipts

Packing Credit
--------------

Up to 70% of valid export Documentary      HKD7,000,000.-      HKD7,000,000.-
Credits in your favour deposited with us for up to 75 days before shipment date

Interest on your HKD import loans and packing credit loans will be charged on a daily basis respectively at 1.75% and 2% per annum over our best lending rate, (currently 8.5% per annum, but subject to fluctuation at our discretion) and payable monthly in arrears to the debit of your current account.

Interest on foreign currency import loans will be charged on a daily basis at the prevailing interest rates, published by us as Trade Finance Rates, subject to fluctuation at our discretion and payable monthly in arrears to the debit of your current account.

                                                                     .../2
GPO Box 64, Hong Kong                                            Page ___ of ___
Telephone: 28221111 Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong
Facsimile:                                                     Member HSBC Group

HongkongBank                                                              [LOGO]
Concord Camera HK Ltd                                              30 April 1999
--------------------------------------------------------------------------------




                                           New                   Previously
                                           ---                   ----------

New Term Loan                              USD1,500,000.-        NIL
-------------

Subject to the following terms and conditions:-

Term              :  3 years

Availability/     :  The new term loan will be available upon your acceptance to
Drawdown             this facility letter and completion of the additional
                     security 1) and 2) detailed below. Drawdown prior to the completion of additional security 3) and 4) is allowed and full drawdown is to be made on or before 21 August 1999.

Interest          :  Interest will be charged on a daily basis at 2.75% per
                     annum over our USD best lending rate, (currently 6.5% per annum, but subject to fluctuation at our discretion) and payable monthly in arrears to the debit of your current account.

Repayment         :  Repayment is to be made by 12 quarterly instalments of
                     USD125,000.- each commencing three months after drawdown to the debit of your current account.

Arrangement Fee   :  USD3,750.- will be charged to the debit of your current account upon your acceptance to this facility letter.

Taxation          :  All payments of principal, interest, fees and other
                     expenses shall be made by the Borrower free and clear of taxes, levies, imposts, duties, charges or withholdings of any nature whatsoever.

Governing Law     :  The laws of Hong Kong with non-exclusive courts of
                     jurisdiction.

Should the new term loan facility not be accepted and drawn down by your company, a separate review fee of HKD15,000.- will be charged in lieu to the debit of your current account in relation to the annual review of your existing banking facilities.

Security
--------
As security, we shall continue to hold:-

1) A Letter of Awareness from Concord Camera Corp dated 24 August 1998 together with a Certificate of Assistant Secretary dated 3 September 1998.

2) A Letter of Undertaking from your company together with a Board Resolution both dated 24 August 1998 undertaking:

   (a) to direct to us bills business of not less than HKD100,000,000.- on an annual basis;

   (b) to maintain the tangible net worth of your company above HKD110,000,000.- at all times;

   (c) to maintain the net gearing ratio (after netting cash balance) of your company below 45% at all times;

   (d) not to declare dividends of more than 50% of recurrent net profit in any financial year.

                                                                     .../3
                                                                 Page ___ of ___

HongkongBank                                                              [LOGO]
Concord Camera HK Ltd                                              30 April 1999
--------------------------------------------------------------------------------

As additional security for the revised facilities, we shall require:-

1) An "all monies" legal charge over the property at 14/F, Workshop of Mappin House, 98 Texaco Road and 57A Wang Wo Tsai Street, Tsuen Wan, New Territories, with Concord Camera HK Ltd as the mortgagor (the "Mortgagor") that is to say a mortgage to secure "all monies" in respect of general banking facilities owing from time to time including future advances, with an unlimited covenant to pay on the part of the Mortgagor.

2) A Letter of Undertaking to direct to us all I/E bills business of your company

3) An "all monies" legal charge over your factory properties at Long Gang, 118 & 119 Industry District Heng Gang, Shenzhen, The People's Republic of China, with Concord Camera HK Ltd as the mortgagor (the "Mortgagor") that is to say a mortgage to secure "all monies" in respect of general banking facilities owing from time to time including future advances, with an unlimited covenant to pay on the part of the Mortgagor.

4) A Corporate Guarantee for USD4,200,000.- from Concord Camera Corp.

Upon acceptance of this letter we shall instruct our solicitors, Messrs. Johnson Stokes and Master to prepare the necessary documentation. Please note that all costs and expenses (including legal fees) incurred by us in connection with the extension of these facilities and any matters arising are to be reimbursed by you on demand.

We can offer you the services of our in-house insurance division HongKongBank Insurance Services which will be able to arrange the necessary policy to be issued as well as providing an extensive range of insurance services to cater to all of your insurance needs. HongKongBank Insurance Services has access to the group's wholly owned insurance subsidiaries, HSBC Insurance Company Limited, HSBC Medical Insurance Limited and HSBC Gibbs (Asia-Pacific) Limited. This will ensure that you have the required protection in place at a competitive price.

If you choose not to utilise these services you are required to provide prior to the drawdown of the facility the original signed Fire and Allied Perils policy including Landslip and Subsidence covering the Full Replacement value of the property. This is to be issued by an insurance company approved by us, noting our interests as mortgagee together with the Original Premium Payment Receipt.

You represent and warrant to us that you have taken, are taking and will continue to take all such steps as are necessary and appropriate (i) to quantify and assess the impact of the Year 2000 problem on your business and financial condition (including an assessment and quantification of the impact of the Year 2000 problem on your suppliers or other third parties on whom your business depends) and (ii) to ensure that neither the use nor the functionally of any of your computer or other systems or those of any of such suppliers or other third parties will be adversely affected in any way by any dates prior to, during or after the 31st December 1999.

You will on request by us provide such information as we shall from time to time require as we consider necessary to enable us properly to assess your compliance or otherwise with representation and warranty contained in above.


                                                                     .../4
                                                                 Page ___ of ___

HongkongBank                                                              [LOGO]
Concord Camera HK Ltd                                              30 April 1999
--------------------------------------------------------------------------------

Without in any way prejudicing or affecting our existing rights to demand repayment and/or withdraw facilities made available hereunder at any time, we reserve the right to demand repayment and/or withdraw any or all of the facilities made available or to be made available to you hereunder forthwith on demand at any time if we consider that you are in breach of any of the representations and warranties given by you in above or of the undertakings given by you in above.

For the purposes of above paragraphs, the "Year 2000 problem" means the possibility that computer or other systems may not be fully compatible with the millennium date change for the Year 2000 and other date related changes (including but not limited to (i) to the change from 1999 to 2000. (ii) 29th February 2000, (iii) the change from 2000 to 2001 and (iv) system purge dates such as 9.9.99) and that computer or other systems may as a result fail to operate either properly or at all and/or cause failures or defaults in other computers or systems.

Please note that Section 83 of the Banking Ordinance has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In acknowledging this Facility Letter you should advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that you are not so related. We would also ask, should you become so related subsequent to acknowledging this Facility Letter, that you immediately advise us in writing.

Please arrange for the authorised signatories of your company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your understanding and acceptance of the terms and conditions under which these facilities are granted.

These facilities will remain open for acceptance until the close of business on 20 May 1999 and if not accepted by that date will be deemed to have lapsed.

We are pleased to be of continued assistance.

Your faithfully


/s/ Sunny Poon
---------------------------
SUNNY POON
Relationship Manager                    For and On behalf of
                                        CONCORD CAMERA HK LIMITED
mm

Encl                                    /s/ Keith Lampert    /s/ Paul Wong
                                        ----------------------------------------
                                        Authorized Signature(s)

HongkongBank                                                   [GRAPHIC OMITTED]
The Hongkong and Shanghai Banking Corporation Limited
Hong Kong Main Office: 1 Queen's Road Central, Hong Kong

Ref: COMMERCIAL BANKING - DIVISION E

CONFIDENTIAL

Concord Camera HK Ltd
14/F Fortei Building
98 Texaco Road
Tsuen Wan
NEW TERRITORIES                                                     17 June 1999

Attn: Mr. Harlan Press/Mr Paul Wong

Dear Sirs

BANKING FACILITIES
A/C NO. 500-166012-001

We refer to our recent discussion and are pleased to offer you the following additional banking facility. The facility remain subject to review at any time and, in any event by 31 March 2000, and also subject to our overriding right of withdrawal and repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

Export Facility
---------------

Advance against restricted Documentary                           HKD10,000,000.-
Credits approved by us (OBN Advance)

Apart from the foregoing, all other terms and conditions as stipulated in our facility letter of 30 April 1999 remain unchanged.

These facilities will remain open for acceptance until the close of business on 8 July 1999 and if not accepted by that date will be deemed to have lapsed.

Please arrange for the authorised signatories of your company in accordance with the terms of the mandates given to the Bank, to sign and return to us the duplicate copy of this letter to signify your understanding and acceptance of the foregoing arrangement.

We are pleased to be of continued assistance.

Yours faithfully

                                        For and On behalf of
                                        CONCORD CAMERA HK LIMITED
/s/ Sunny Poon                          * * * * * * * * * * * * *
-------------------------               /s/ Paul Wong
SUNNY POON                              ---------------------------
Relationship Manager
mm

Encl
GPO Box 64, Hong Kong                                 Page ________ of _________
Telephone: 2822 1111  Telex: 73205 HSBC HX  Telegrams: Hongbank Hongkong
Facsimile:                                                     Member HSBC Group

HongkongBank                                                   [GRAPHIC OMITTED]
The Hongkong and Shanghai Banking Corporation Limited
Hong Kong Main Office: 1 Queen's Road Central, Hong Kong

Ref: COMMERCIAL BANKING - DIVISION E

CONFIDENTIAL

Concord Camera HK Ltd
14/F Fortei Building
98 Texaco Road
Tsuen Wan
NEW TERRITORIES                                                     26 July 1999

Attn: Mr. Harlan Press/Mr Paul Wong

Dear Sirs

BANKING FACILITIES
A/C NO. 500-166012-001

With reference to our recent discussion, we are pleased to confirm our agreement to revision of the undermentioned banking facilities to your company. The revised facilities are subject to review at any time and, in any event by 31 March 2000, and also subject to our overriding right of withdrawal and repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

Term Loan                                       New                          Previously
---------                                       ---                          ----------
(To be cancelled)                               Nil                          USD1,500,000.-

Import Facilities
-----------------

Documentary Credit to your suppliers and        HKD22,700,000.-              HKD14,000,000.-
Import Loan Facilities in either HK
Dollars or Foreign Currency for up to
90 days, less any usance/credit periods
granted by your suppliers

within which
------------

Goods under your control and/or                 (HKD22,700,000.-)            (HKD14,000,000.-)
Trust Receipts

Packing Credit
--------------

Up to 70% of valid export Documentary           HKD10,000,000.-              HKD7,000,000.-
Credits in your favour deposited with us
for up to 75 days before shipment date

                                                                      .../2
GPO Box 64, Hong Kong                                            Page ___ of ___

HongkongBank                                                              [LOGO]



                                     - 2 -

Concord Camera HK Ltd                                               26 July 1999
--------------------------------------------------------------------------------

Interest on your HKD import loans and packing credit loans will continue to be charged on a daily basis respectively at 1.75% and 2% per annum over our best lending rate, (currently 8.25% per annum, but subject to fluctuation at our discretion) and payable monthly in arrears to the debit of your current account.

Interest on foreign currency import loans will continue to be charged on a daily basis at the prevailing interest rates, published by us as Trade Finance Rates, subject to fluctuation at our discretion and payable monthly in arrears to the debit of your current account.

Security

We also confirm our agreement to a waiver of additional security being an all monies legal charge over your factory properties at Long Gang, 118 & 119 Industry District Heng Gang, Shenzhen, The People's Republic of China as stated in our facility letter of 30 April 1999.

Apart from the foregoing, all other terms and conditions as stipulated in our facility letters of 30 April 1999 and 17 June 1999 remain unchanged.

Please note that this letter supersedes our letter of 19 July 1999 which is now considered null and void.

These facilities will remain open for acceptance until the close of business on 16 August 1999 and if not accepted by that date will be deemed to have lapsed.

Please arrange for the authorised signatories of your company in accordance with the terms of the mandates given to the Bank, to sign and return to us the duplicate copy of this letter to signify your understanding and acceptance of the foregoing arrangement.

We are pleased to be of continued assistance.


Yours faithfully,

                                       For and On behalf of
                                       CONCORD CAMERA HK LIMITED

/s/ SUNNY POON                         /s/ Brian King      /s/ Paul Wong
--------------------                   -----------------------------------------
SUNNY POON
Relationship Manager

mm
Encl